Share premium	12 Months Ended
Dec. 31, 2020
Share Premium Abstract
Share premium	Share premium
Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.
The Corporate Enterprises Act expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognised and does not establish any specific restrictions as to its use.
The change in the balance of share premium corresponds to the capital increases detailed in note 31.a).
The decrease produced in 2018 was a consequence of the decrease of EUR 50 million to cope with the capital increase due to Santander Dividendo Elección program.
The increased produced in 2019 is a consequence of the increase of EUR 1,491 million to cope with the capital increase for the acquisition of Banco Santander México, S.A, Institución de Banca Múltiple, Grupo Financiero Santander México shares on 10 September 2019.
The decrease in 2020 is due to the reduction of EUR 361 million to cover the capital increase on 3 December (see note 31).
Also, in 2020, and an amount of EUR 72 million was transferred from the Share premium account to the Legal reserve (EUR 38 million and EUR 10 million in 2019 and 2018, respectively) (see note 33.b.i).